Fees Summary	Jun. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 170,710,701.75
Previously Paid Amount	0
Total Fee Amount	23,575.15
Total Offset Amount	0
Net Fee	$ 23,575.15